UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 29, 2022, Athenex, Inc. (the “Company”) entered into the Fifth Amendment to Credit and Guaranty Agreement (the “Amendment”) with Oaktree Fund Administration, LLC (as administrative agent for the Lenders, “Oaktree”) and the other lenders party thereto (collectively, the “Lenders”). Under the Amendment, the Company agreed to make an additional prepayment in cash to the Lenders on or before July 1, 2022. This approximately $10.5 million prepayment consisted of (i) $10.0 million in principal amount; (ii) accrued and unpaid interest; and (iii) fees equal to 5.0% of the $10.0 million principal amount, allocated as a 2.0% Exit Fee and 3.0% Prepayment Fee (each as defined in the credit agreement).

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 29, 2022, the Company completed the sale of revenues from U.S. and European royalty and milestone interests in Klisyri (tirbanibulin) to affiliates of Sagard Healthcare Partners and funds managed by Oaktree for an aggregate purchase price of $85.0 million pursuant to a Revenue Interest Purchase Agreement, as previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 24, 2022.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: July 1, 2022	/s/ Joe Annoni
	Name:	Joe Annoni
	Title:	Chief Financial Officer